UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2017

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events Page 1

Item 9.01 Financial Statements and Exhibits Page 1

Signatures                       Page 2

Exhibit Index                 Page 3

Section 8 - Other Events

Item 8.01 Other Events.

On April 28, 2017, the Company issued the press release included in exhibit 99.1 announcing that Seifried & Brew, LLC, a community bank consulting and risk management firm, ranks First National Bank as a high-performing bank in its prestigious 2016 S&B Top15th Percentile.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
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The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated April 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD
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F. Stephen Ward
Executive Vice President & Chief Financial Officer
April 28, 2017

Exhibit Index
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Exhibit Number Description of Exhibit

99.1 99.1 Registrant's Press Release dated April 28, 2017.